1 Core Natural Resources Investor Presentation June 2026

2 FORWARD-LOOKING STATEMENTS This presentation contains certain “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may be identified by words such as “years ahead,” “look forward” and similar expressions. Forward-looking statements are not statements of historical fact and reflect Core Natural Resources, Inc.’s (“Core” or “the Company”) current views about future events. No assurances can be given that the forward-looking statements contained in this presentation will occur as projected, and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, uncertainties regarding the ability of Core to mine, upgrade, process, and extract rare earth elements and critical minerals from its existing mines, including uncertainties regarding the financial impacts of such activities; risks related to the recently announced CEO transition; risks related to the prior occurrence of combustion-related activity at Core’s Leer South mine and the risk of future occurrences; the increase in combustion-related gases at Core’s Leer South mine; deterioration in economic conditions or changes in consumption patterns of our customers may decrease demand for our products, impair our ability to collect customer receivables and impair our ability to access capital; volatility and wide fluctuation in coal prices based upon a number of factors beyond our control; an extended decline in the prices we receive for our coal; significant downtime of our equipment or inability to obtain equipment, parts or raw materials; decreases in the availability of, or increases in the price of, commodities or capital equipment used in our coal mining operations; our reliance on major customers, our ability to collect payment from our customers and uncertainty in connection with our customer contracts; our inability to acquire additional coal reserves or resources that are economically recoverable; decreases in coal consumption patterns for steel production, electric power generation and industrial applications; the availability and reliability of transportation facilities and other systems that deliver our coal to market and fluctuations in transportation costs; a loss of our competitive position; inflation that could result in higher costs and decreased profitability; foreign currency fluctuations that could adversely affect the competitiveness of our coal abroad; risks related to the fact that a significant portion of our production is sold in international markets (and may grow) and our compliance with export control and anti-corruption laws; coal users switching to other fuels in order to comply with various environmental standards related to coal combustion emissions; the impact of current and future regulations to address climate change, the discharge, disposal and clean-up of hazardous substances and wastes and employee health and safety on our operating costs as well as on the market for coal; the risks inherent in coal operations, including being subject to unexpected disruptions caused by adverse geological conditions, equipment failure, delays in moving longwall equipment, railroad derailments or strikes, security breaches or terroristic acts and other hazards, delays in the completion of significant construction or repair of equipment, fires, explosions, seismic activities, accidents and weather conditions; failure to obtain or renew surety bonds, letters of credit or insurance coverages on acceptable terms; the effects of coordinating our operations with oil and natural gas drillers and distributors operating on our land; our inability to obtain financing for capital expenditures on satisfactory terms; the effects of our securities being excluded from certain investment funds as a result of environmental, social and corporate governance (“ESG”) practices; the effects of global conflicts on commodity prices and supply chains; the effect of new or existing laws, regulations, tariffs, executive orders or other trade measures; our inability to find suitable joint venture partners, acquisition targets or similar investments or integrating the operations of future acquisitions or investments into our operations; obtaining, maintaining and renewing governmental permits and approvals for our coal operations; the effects of asset retirement obligations, employee-related long-term liabilities and certain other liabilities; uncertainties in estimating our economically recoverable coal reserves; defects in our chain of title for our undeveloped reserves or failure to acquire additional property to perfect our title to coal rights; the outcomes of various legal proceedings; the risk of our debt agreements, our debt and changes in interest rates affecting our operating results and cash flows; information theft, data corruption, operational disruption and/or financial loss resulting from a terrorist attack or cyber incident; the potential failure to retain and attract qualified personnel of the Company; failure to maintain effective internal control over financial reporting; uncertainty with respect to the Company’s common stock, potential stock price volatility and future dilution; uncertainty regarding the timing and value of any dividends we may declare; uncertainty as to whether we will repurchase shares of our common stock; inability of stockholders to bring legal action against us in any forum other than the state courts of Delaware; the risk that the businesses of the Company and Arch Resources, Inc. will not be integrated successfully after the closing of the merger (the “Merger”); the risk that the anticipated benefits of the Merger may not be realized or may take longer to realize than expected; and other unforeseen factors. All such factors are difficult to predict, are beyond Core’s control, and are subject to additional risks and uncertainties, including those detailed in Core’s annual report on Form 10-K for the year ended December 31, 2025, quarterly reports on Form 10-Q, and current reports on Form 8-K that are available on Core’s website at www.corenaturalresources.com and on the SEC’s website at http://www.sec.gov. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Core does not undertake any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

3 FIRST QUARTER 2026 HIGHLIGHTS • Operations execute at a high level, led by strong performances at Leer South and West Elk • Metallurgical segment achieves a significant, quarter-over-quarter increase in sales margins, underpinned by a significant step-down in its cash cost • High calorific value thermal segment delivers solid sales margins even as it navigates elevated electricity costs at the Pennsylvania Mining Complex as well as several weeks of challenging geology at the PAMC • Reports Q1 2026 net income of $21.0 million and Adjusted EBITDA1 of $179.9 million • Generates net cash provided by operating activities of $119.4 million and free cash flow1 of $55.5 million • Returns $47.0 million to stockholders via share repurchases and dividend payments, bringing the total returned to stockholders since the capital return program’s inception in February 2025 to $292.1 million 1 Adjusted EBITDA and free cash flow are non-GAAP measures; see the Appendix for reconciliations of these amounts to the most directly comparable GAAP measures.

4 STRONG FINANCIAL PROFILE $1.1 bn Q1 2026 Revenue $56 mm Q1 2026 FCF generation1 $180 mm Q1 2026 Adjusted EBITDA1 STRONG BALANCE SHEET $935 mm Total liquidity as of 3/31/26 $413 mm Cash and cash equivalents as of 3/31/26 FINANCIAL PROFILE 30 – 32 mm tons Projected High C.V. Thermal segment sales volumes for 2026 ~9 mm tons Projected coking coal sales volume for 2026 at mid-point of guidance 28.5 mm tons Sales volumes committed and priced in High C.V. Thermal segment for 2026 ~$91 Projected 2026 per-ton cash cost2 for Metallurgical segment at mid-point of guidance $57.85 Projected per-ton sales price on committed and priced 2026 volumes for the High C.V. Thermal segment $325 – $375 mm Projected capital expenditures for 2026 $38 – $39.50 Projected per-ton cash cost2 in the High C.V. Thermal segment for 2026 KEY STATISTICS $37 mm Net debt1 as of 3/31/26 $600 mm Revolving credit facility as of 3/31/26 1 Adjusted EBITDA, free cash flow and net debt are non-GAAP measures; see the Appendix for reconciliations of these amounts to the most directly comparable GAAP measures. 2 Core is unable to provide a reconciliation of High C.V. Thermal segment cash cost of coal sold per ton and Metallurgical segment cash cost of coal sold per ton, which are operating ratios derived from non-GAAP financial measures, without unreasonable effort due to the unknown effect, timing and potential significance of certain income statement items.

THE PREMIER PURE-PLAY GLOBAL COAL PRODUCER, STRATEGICALLY POSITIONED TO SUPPLY THE WORLD'S GROWING STEEL, INDUSTRIAL, AND ENERGY NEEDS WHILE MANAGING BY OUR CORE VALUES OF SAFETY AND COMPLIANCE, CONTINUOUS IMPROVEMENT, AND FINANCIAL PERFORMANCE

Safety-Based Culture
Highly skilled workforce with a deeply ingrained, safety-based culture and a goal of zero life-altering accidents, complemented by a deep commitment to environmental stewardship

Unmatched Scale
2025 sales volume of 89 million tons and 2025 revenue of $4.2 billion

Longwall Powerhouse
~90% of projected seaborne export volumes from world-class longwall mines

Leading Supplier
Among largest global suppliers of premium, High-Vol A coking coal

Compelling Cash Generation
Highly cash-generative assets across a wide range of market environments, with a strategic mix of contracted and market-exposed volumes

Innovation Leader
in its core business and via its Innovations business unit, which is advancing new, coal-based applications in areas such as aerospace and defense

Global Reach
Supplies customers in ~25 countries located on five continents with one of the industry's broadest arrays of coal products

Low-Cost Advantage
First quartile on cost curve among U.S. metallurgical and seaborne thermal coal suppliers

Unrivaled Quality
Highest calorific value thermal coal supplied to the seaborne marketplace

Financial Strength
One of the industry's strongest balance sheets and liquidity positions, targeting an approximately net debt neutral cash profile

Logistical Excellence
Industry-leading logistical network anchored by ownership positions in two large-scale East Coast marine export terminals

Strategic Diversification
across multiple, high-potential market segments, with strong penetration in fast-growing seaborne markets as well as newly resurgent, AI-driven domestic power markets

Long-Lived Reserves
Decades of high-quality reserves that will support low-cost mining at flagship longwall operations through 2050

Infrastructure Focus
75% of exports directed to steelmakers, cement manufacturers, and infrastructure providers, as well as other industrial users

Leading Capital Return Program
Industry-leading capital return program weighted towards share repurchases and capable of delivering robust returns across a wide range of market environments

5
Source: Internal and Wood Mackenzie

CORE

LEADING METALLURGICAL AND HIGH C.V. THERMAL PORTFOLIOS SUPPORTED BY STRATEGIC LOGISTICAL NETWORK



Vancouver
PRB
Black Thunder
Coal Creek
High C.V. Thermal
West Elk
Long Beach
Houston
New Orleans
High C.V. Thermal
Bailey
Enlow Fork
Harvey
Baltimore
CMT
(100% owned)
DTA
(35% owned)
Metallurgical
Leer
Leer South
Beckley
Mountain Laurel
Itmann
Core Marine Terminal ("CMT")
Dominion Terminal Associates ("DTA") (35% interest)
Core Natural Resources headquarters
Accessible terminal capacity

KEY STATISTICS

11

mines anchored by eight longwalls

89 mm

2025 total tons sold

27 Mtpa

export capacity via ownership interests in CMT and DTA

6

TWO CORE LINES OF BUSINESS SERVING MULTIPLE GROWTH MARKETS AND GEOGRAPHIES

CORE NATURAL RESOURCES UNDERPINNED BY TWO HIGH-QUALITY COAL PORTFOLIOS – METALLURGICAL AND HIGH C.V. THERMAL – WITH SAFE, ADVANCED, LOW-COST MINES

BROAD-BASED SET OF METALLURGICAL COALS SERVING STEEL PRODUCERS GLOBALLY

High-Vol A	Low-Vol
High-Vol B	Crossover

+

IN-DEMAND HIGH CALORIFIC VALUE SEABORNE THERMAL COALS SERVING GLOBAL INDUSTRIAL, INFRASTRUCTURE, AND ENERGY CUSTOMERS

- High Calorific Value Thermal
- Crossover

CORE SEGMENTS SERVE MULTIPLE GROWTH MARKETS AND GEOGRAPHIES WITH COMPELLING LONG-TERM FUNDAMENTALS

Scarcity Value

Ultra-high calorific value thermal coals such as those produced by Core represent just 2% of seaborne thermal coal trade

>4 bn

The world uses >4bn tons of cement annually, and that figure is projected to climb

Growth

Global annual seaborne met coal demand is projected to grow by ~50% by 2050, per consensus

>100 mm

Tons of new, annual blast furnace capacity planned for India and Southeast Asia by 2030

Record Demand

The world consumed ~8.85 billion tons of coal in 2025, an all-time high











>75%

Percentage of global cement market centered in Asia, where cement makers rely heavily on high calorific value thermal coal

Essential

Supplier to global steel and cement industry, which is critical to global decarbonization aspirations

1 billion

The global automotive fleet is projected to grow by ~1 billion vehicles by 2050

Critical Minerals

Core is exploring the extraction of REEs and critical minerals from its high-volume coal mines in the eastern United States and Powder River Basin

AI

New and planned data centers are driving increases in baseload power generation needs in the U.S. – particularly in Core's primary market area

7

Source: Wood Mackenzie, United Nations, U.S. Department of Transportation, International Energy Agency, World Steel Association, EIA, Vestas, Internal

CORE

BROAD, DIVERSE SET OF COAL QUALITIES SERVING MULTIPLE GROWTH MARKETS AND GEOGRAPHIES

STRONG CUSTOMER RELATIONSHIPS

~65% of combined 2025 metallurgical and high calorific value thermal coal output exported into:

- **300+ Mtpa** seaborne met marketplace
- **1.1 Btpa** seaborne thermal marketplace

High-quality met coal portfolio sells **~7 mm tons** into global markets

High-quality thermal portfolio directs **~17 mm tons** into seaborne markets and could shift **additional tons** in the future

Strong, direct, longstanding relationships with many of the world's largest steelmakers as well as established and expanding relationships with cement producers and other industrial customers **in India, one of the world's fastest growing economies**

COMBINED 2025 COAL SHIPMENTS BY REGION

~25 mm
total tons exported globally in 2025


ASIA
~65%
AMERICAS (EX U.S.)
~15%
EUROPE
~15%
AFRICA
~5%

Source: Wood Mackenzie, Internal

Notes: Core shipments/sales in short tons, seaborne marketplace in metric tons

8

CORE

9 CLEAR STRATEGY TO DRIVE GROWTH AND CREATE STOCKHOLDER VALUE Build on global leadership positions in high-potential market segments • Capitalize on the rising demand for critical resources and energy around the world, with a focus on inputs for steelmaking and infrastructure development • Capitalize on a resurgent U.S. power generation market, which is experiencing the strongest level of growth in decades due to AI-driven growth in data centers • Focus on large, highly productive, low-cost mining operations capable of generating substantial levels of cash in a wide range of market environments • Leverage exceptional logistical network anchored by ownership positions in two large, East Coast export terminals and via strategic relationships on the West Coast and Gulf Coast as well as at other East Coast ports Sustain ample liquidity and a well-fortified balance sheet • Capitalize on substantial cash-generating capabilities • Maintain financial flexibility through a combination of strong liquidity and modest debt level • Target approximately net debt neutral balance sheet Execute robust capital return program • Board views a strong capital return program as central to Core’s value proposition • Targeting return of 75% of free cash flow with vast majority of cash directed towards share repurchases complemented by a sustaining quarterly dividend of $0.10 per share • Board authorized $1 billion in share repurchases to support new framework, with $733.8 million of that total still remaining as of March 31, 2026 Manage through core values • Operate through core values of safety and compliance, continuous improvement, and financial performance • Maintain longstanding track record of excellence in mine safety and environmental compliance

10 CAPITAL RETURN PROGRAM DURING Q1, CORE RETURNED $47.0 MILLION TO STOCKHOLDERS, BRINGING TOTAL TO $292.1 MILLION SINCE PROGRAM’S LAUNCH 54.0 52.6 51.5 51.2 51.0 50.6 2/20/2025 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026 Reduction In Shares Outstanding Since February 20, 2025 (in millions of shares outstanding) Capital Returns Since February 20, 2025, By Method 91% (Repurchases) 9% (Dividends) (6.6)% • Core has invested $266.2 million to repurchase ~3.6 million shares of its common stock, or ~7 percent of shares outstanding as of the program’s launch on 2/20/25, at an average share price of $74.92 • Core has now returned a total of $292.1 million to stockholders since the capital return program’s launch • As of March 31, 2026, Core had $733.8 million of remaining authorization under its existing $1.0 billion share repurchase program

11 Core is strategically positioned to serve multiple constructive and high- potential segments of the global coal market

12 U.S. POWER DEMAND IS CLIMBING AFTER YEARS OF STAGNATION • U.S. power demand was generally flat from 2005 through 2023 • U.S. power demand increased 3.0% in 2024 and an additional 2.8% in 2025 • The AI-driven data center build-out is still in its early stages, which could mean much more growth to come • Such growth could translate into a profound change in U.S. thermal coal markets • Grid Strategies projects that power demand will increase by 3.7% per year over the next five years Source: EIA for historical data, Grid Strategies, Internal 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 5,500 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 2 0 2 7 2 0 2 8 2 0 2 9 2 0 3 0 U.S. Power Demand (net generation, in TWh) Projected annual generation at 3.7% CAGR

13 U.S. POWER DEMAND IS PROJECTED TO GROW DRAMATICALLY, SPURRED BY THE AI-DRIVEN DATA CENTER BUILDOUT 10.1% 7.2% 3.6% 2.8% 2.5% 2.3% 2.3% 2.1% 0.9% 0.6% 0% 2% 4% 6% 8% 10% ER C O T SP P P JM C A IS O N o rt h w es t So u th w es t M IS O So u th ea st N YI SO IS O -N E Source: Grid Strategies, Internal Five-Year Growth Forecast (CAGR)Demand growth forecasts have increased more than four-fold since 2022, according to Grid Strategies, driven principally by the projected data center build-out • Grid Strategies projects that overall U.S. power generation will grow by 3.7 percent per year over the next five years – a dramatic increase versus the 20-year trend • Those regions with significant coal-based power generation – including the largest interconnect, PJM – are projected to grow at a robust rate

14 THE AVERAGE CAPACITY FACTOR OF THE U.S. COAL FLEET IS STARTING TO REBOUND – AND HAS SUBSTANTIAL ROOM FOR GROWTH Source: EIA, Internal 73% 41% 43% 49% 30% 35% 40% 45% 50% 55% 60% 65% 70% 75% 80% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 U.S. Coal Fleet Average Capacity Factor (% capacity factor)

15 GLOBAL CEMENT PRODUCTION IN THE WORLD EXCLUDING CHINA IS PROJECTED TO CLIMB MARKEDLY THROUGH 2050 Global Cement Production (in millions of metric tons) Source: Wood Mackenzie, Internal 0 250 500 750 1,000 1,250 1,500 1,750 2,000 2,250 2,500 2,750 3,000 3,250 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 2 0 2 7 2 0 2 8 2 0 2 9 2 0 3 0 2 0 3 1 2 0 3 2 2 0 3 3 2 0 3 4 2 0 3 5 2 0 3 6 2 0 3 7 2 0 3 8 2 0 3 9 2 0 4 0 2 0 4 1 2 0 4 2 2 0 4 3 2 0 4 4 2 0 4 5 2 0 4 6 2 0 4 7 2 0 4 8 2 0 4 9 2 0 5 0 Europe Americas Rest of World Africa Middle East Other Asia Ex. India and China India The vast majority of the world’s cement production relies on coal as a feedstock – with each ton of cement requiring 0.1 to 0.2 tons of coal on average

16 HIGH C.V. THERMAL SEGMENT INDIAN IMPORTS OF HIGH-QUALITY THERMAL COAL FOR CEMENT PRODUCTION ARE EXPECTED TO GROW MARKEDLY 30 43 52 59 68 75 82 2020 2025 2030 2035 2040 2045 2050 Indian Seaborne Coal Demand For Cement Production (actual and projected, in millions of metric tons) Source: Wood Mackenzie, Internal • Indian seaborne coal demand for cement production is projected to nearly double in the years ahead, according to Wood Mackenzie, and Core believes those numbers could prove conservative • Core’s high calorific value thermal coal from the Pennsylvania Mining Complex ranks among the highest heat content coal in the seaborne market, and Core has a well-established position as a sought-after supplier in Indian cement markets

17 GLOBAL SEABORNE DEMAND FOR METALLURGICAL COAL IS EXPECTED TO GROW STEADILY THROUGH MID-CENTURY 100 200 300 400 • Global seaborne metallurgical coal demand is expected to climb through 2050, buoyed by continued economic development and urbanization in India and the rest of Southeast Asia • Based on the consensus estimate, demand – in aggregate – is expected to total around 9 billion tons between 2026 and 2050, which could significantly strain supply availability • Core believes that global underinvestment in coking coal supply – coupled with degradation and depletion of the resource base – will constrain supply growth and push coking coal prices higher over time Projected Global Seaborne Metallurgical Coal Imports (in millions of metric tons) Source: Wood Mackenzie, Internal

18 STEEL PRODUCTION CAPACITY GROWTH IN INDIA AND THE REST OF SOUTHEAST ASIA IS PROJECTED TO EXCEED 160 MILLION TONS BY ~2030 8 9 9 21 20 28 8 40 16 40 35 50 RINL AM/NS JSPL TATA SAIL JSW Planned Steel Capacity Additions in India (in millions of metric tons) Planned Steel Capacity Additions in Southeast Asia (in millions of metric tons) 2030 2024 CAPACITY ADDITIONS IN MT BLAST FURNACE SHARE OF NEW Southeast Asia 70 75% Myanmar 8 100% Thailand 5 0% Vietnam 20 43% Cambodia 4 100% Philippines 3 100% Malaysia 14 96% Indonesia 17 93% Source: Public Information, Company Filings, Wood Mackenzie, Internal Planned additions total ~94 million tons versus 2024 baseline, with ~90% utilizing blast furnace technology Planned additions total ~70 million tons versus 2024 baseline, with ~75% utilizing blast furnace technology

THE PRIMARY, HIGH-QUALITY METALLURGICAL COAL SUPPLY REGIONS HAVE EXPERIENCED SIGNIFICANT RATIONALIZATION IN RECENT YEARS

Australian Metallurgical Coal Exports, Peak Year vs. 2025

(in millions of metric tons)



189
147
2016
2025

U.S. Metallurgical Coal Exports, Peak Year vs. 2025

(in millions of metric tons)



63
45
2012
2025

Canadian Metallurgical Coal Exports, Peak Year vs. 2025

(in millions of metric tons)



35
31
2013
2025

- In each of the primary supply regions for high-quality metallurgical coal, export volumes have declined markedly from peak levels
- Key drivers of these declines include degradation and depletion of the reserve base, years of under-investment in new and replacement capacity, and a range of policy and ESG-related factors
- While market forces can act to counterbalance these decline trends over time, capacity additions are likely to take years to bring online once investment resumes

19

Source: Customs data, GTT, Internal

CORE

WE EXPECT THE DIFFERENTIAL BETWEEN PREMIUM LOW-VOL AND HIGH-VOL A COKING COAL TO NARROW APPRECIABLY OVER TIME

Differential between PLV and High-Vol A Coking Coal

(in $US, per metric ton)


~$90
~$10
2017-Q2 2024
Current

- Between 2017 and mid-2024, Premium Low-Vol FOB the vessel in Queensland traded at an average premium of ~$10 per ton
- The current premium exceeds $90 per ton, despite no change in the value-in-use equation of the two products
- Core's High-Vol A product possesses a range of attributes that bolster its value-in-use substantially, including world-class coke strength after reaction (CSR) and plastics properties that enhance coke blends significantly
- Overall, the PLV coking coal benchmark has averaged $247 per metric ton on an inflation-adjusted basis since 2005, and appears well-supported at current levels given the global cost curve for coking coal production
- Core expects an upward bias to the long-run price curve as mining costs increase over time due to ongoing under-investment, reserve degradation / depletion, and policy measures

Source: Platts, Internal

20

CORE

21 Multiple Premier Portfolios Serving Global Markets

22 PREMIER GLOBAL METALLURGICAL PORTFOLIO • Core is an essential link in the world’s steel value chain via a broad slate of metallurgical products • Around 75% of Core’s metallurgical production – inclusive of crossover tons – is produced via low-cost, world-class longwall operations • Core’s metallurgical longwall mines have a normalized average cash cost structure in the first quartile of U.S. metallurgical producers • Core has one of the world’s largest High-Vol A coking coal franchises Core Produces a Diverse Metallurgical Product Slate Core produces a broad slate of metallurgical products that it sells to many of the world’s largest steelmakers Core expects to move ~12 million tons into global metallurgical markets in the current year, inclusive of crossover tons from its PAMC complex Core’s Share of Global High-Vol A Market Core supplies ~20% of the world’s High-Vol A coking coal, which has great value-in-use as a blending agent with lesser-quality coals Core High- Vol A Low- Vol High- Vol B Crossover Crossover Coking Coal 0 2 4 6 8 10 12 14 16 Peer 1 Core Peer 2 Peer 3 Peer 4 Projected Normalized Sales Volumes U.S. Coking Coal Output by Producer (in millions of short tons, based on 2025 sales) Source: Public Sources, Internal

PREMIER HIGH C.V. THERMAL PORTFOLIO

The Pennsylvania Mining Complex (PAMC) is one of the largest, most efficient coal mining complexes in North America, producing ~26 million tons annually for sale into seaborne and domestic markets

The West Elk mine in Colorado is expected to produce ~5 million tons annually for sale into U.S. industrial and seaborne markets

Core Produces Some Of The World's Highest Quality Thermal Coals



Ultra-High C.V.
Thermal Coal

Core's high calorific value thermal coals rank among the top 2% – on a heat content basis – of all thermal coals sold into the 1.1 billion metric ton seaborne market

Core Sells its High C.V. Thermal Coal into Growing Industrial and AI-Driven U.S. Power Generation Markets



Power
Industrial

Core sells nearly 50% of its high calorific value thermal coal into industrial markets – including cement, brick, and crossover metallurgical – critical for global infrastructure development

High C.V. Thermal Segment Serves Both Resurgent Domestic and Fast-Growing International Markets

(in millions of short tons, based on actual 2025 shipments)



~17
~14
International
Domestic

Core has the flexibility to direct volumes into the most profitable market segments, whether in the domestic arena or internationally

23

Source: McCloskey, Internal

CORE

24 CORE’S BEST-IN-CLASS LONGWALL OPERATIONS RANK AMONG THE WORLD’S MOST PRODUCTIVE AND COST COMPETITIVE 1st Quartile 2nd Quartile 3rd Quartile 4th Quartile U.S. Metallurgical Coal Cost Curve (US$ per metric ton, million metric tons) Global Seaborne Energy-Adjusted Thermal Coal Cost Curve (US$ per metric ton, million metric tons) Source: Wood Mackenzie, Internal Notes: Graph 1: US metallurgical FOB mine costs; Graph 2: Seaborne thermal FOB port costs energy adjusted $80 800 $0 700 $120 600500 $40 400 1,100300 $140 $180 $60 200 1,000100 $20 0 900 $160 $100 2026E (in millions of metric tons) 1st Quartile 2nd Quartile 3rd Quartile 4th Quartile PAMC $40 $180 $160 $140 $120 $100 $80 $60 756035 $0 30 5525 7020 $20 15 5010 405 450 65 2026E (in millions of metric tons) Leer and Leer South

25 • Core has demonstrated elevated ash-basis concentrations of certain rare earth elements (REEs) and critical minerals (CMs) at its large-scale mining operations in the eastern and western United States ✓ The enrichment at the coal seam margins at Core’s Black Thunder and Coal Creek mines is consistent with that observed during the U.S. Department of Energy-sponsored CORE-CM Project and reported by other operators in the Powder River Basin • The large flow rates and readily accessible nature of byproduct streams at the Pennsylvania Mining Complex – the largest mining complex in the eastern U.S. by a wide margin – as well as at the Leer and Leer South mines could offer unique opportunities for further upgrading • Core is exploring a strategy to leverage the great scale of its PRB operations – which produces ~50 million tons of coal annually – in the areas of selective mining, upgrading, and extraction of REEs and CMs • Core has commenced the next phase of its REE and CM evaluation, which will include an expanded drilling program intended to facilitate additional characterization of the potential resource • Core has commissioned a qualified engineering firm (Weir International) to complete an Exploration Target Technical Report Summary for our PRB properties by year-end • Core is continuing to work with Virginia Tech and the University of Wyoming to test and optimize REE / CM concentration and extraction strategies for our eastern and western U.S. operations, respectively • The U.S. Department of Energy announced in August 2025 that it intends to issue nearly $1 billion of funding focused on securing the American critical minerals and materials supply chain, with some of this funding directed specifically toward critical minerals recovery from coal industry-based feedstocks POTENTIAL FUTURE OPTIONALITY IN RARE EARTH ELEMENTS AND CRITICAL MINERALS ARENA

26 • Core’s Touchstone Advanced Composites business unit is rapidly becoming a critical supplier of composite tooling and parts to the nation’s aerospace and defense industries ✓ Touchstone manufactures high-performance tooling and parts using its proprietary CFOAM® technology and other carbon and advanced materials ✓ In 2025, Touchstone served more than 40 customers, including Northrop Grumman, Boeing, Anduril, Kratos, and Bell ✓ Touchstone tooling and parts have been deployed in the development and manufacture of many advanced aircraft and spacecraft, including the F-18, F-35 and B-21, as well as in innovative applications such as NASA’s X-59 Quesst and Advanced Composite Solar Sail System ✓ Touchstone is fabricating complex structural tooling and parts for Northrop Grumman’s next-generation YFQ-48A Talon Blue Collaborative Combat Aircraft, and played an integral role in Talon Blue’s recent successful autonomous taxi test in Mojave, California ✓ Touchstone features 75,000 square feet of manufacturing space in Triadelphia, West Virginia, and Fort Worth, Texas • Core’s C-BATT joint venture is developing advanced, domestic, carbon-based battery materials to help solve ongoing supply chain challenges – including a high dependence on Chinese graphite – while offering improvements to both energy density and durability ✓ The AI-driven data center build-out and the future power grid will require significant new investment in grid-scale battery technology ✓ C-BATT recently joined the Defense Industrial Base Consortium (DIBC) and GEN3 6T Battery Alliance, strengthening its engagement with the U.S. defense energy-storage ecosystem ✓ The average American war fighter carries more than 20 pounds of batteries, to name just one critical military application • Core’s Innovations business unit is also advancing a range of carbon-based construction materials, including coal-derived deck board materials CORE’S INNOVATIONS BUSINESS UNIT IS MOVING AHEAD RAPIDLY WITH THE DEVELOPMENT OF PROMISING NEW APPLICATIONS FOR COAL

27 Strong Financial Position

28 $413 $307 Tax Exempt Bonds $489 $143 $33 Liquidity Sources at 3/31/26 Total Debt at 3/31/26 Total Liquidity = $935 MillionRevolving Credit Facility Availability Cash and Cash Equivalents Equipment Leases and Other Debt MAINTAINING A STRONG BALANCE SHEET THAT SUPPORTS SUBSTANTIAL FINANCIAL FLEXIBILITY Equipment Leases • At 3/31/26, Core had $935.4 million of total liquidity, including $412.7 million in cash and cash equivalents • The significant majority of Core’s debt consists of unsecured, tax-exempt bonds with an initial 10-year term (maturing in Q1 2035) and a weighted-average interest rate of 5.3 percent • Adding to its financial flexibility, Core has a $600 million revolving credit facility and a $250 million securitization facility Core Has a Strong Balance Sheet and Targets a Roughly Net Debt1 Neutral Cash Position (in millions of $US) Net Debt1 = $37 Million A/R Securitization Facility Availability 1 Net debt is a non-GAAP measure; see the Appendix for a reconciliation of this non-GAAP measure to the most directly comparable GAAP measure.

29 POSITIONING CORE FOR GROWTH AND LONG-TERM VALUE CREATION Maintain a premier, world-class portfolio of high-quality, longwall coal mining assets Sustain ample liquidity and a well-fortified balance sheet Execute robust capital return program Operate through core values of safety and compliance, continuous improvement, and financial performance

30 Appendix

31 NON-GAAP RECONCILIATIONS High CV Thermal Metallurgical PRB Core Marine Terminal Other and Corporate Consolidated Net Income (Loss) 72,958$ (12,895)$ 577$ 14,503$ (54,099)$ 21,044$ Income Tax Benefit — — — — (427) (427) Interest Expense, net — — — — 6,444 6,444 Depreciation, Depletion and Amortization 52,676 70,861 8,300 1,479 12,979 146,295 Other Adjustments — — — — 6,534 6,534 Adjusted EBITDA 125,634$ 57,966$ 8,877$ 15,982$ (28,569)$ 179,890$ We define adjusted EBITDA as (i) net income (loss) plus income taxes, net interest expense and depreciation, depletion and amortization, as adjusted for (ii) certain non-cash items, such as loss on debt extinguishment and (iii) other adjustments, such as stock-based compensation, Merger-related expenses and fair value adjustments of commodity derivative instruments. Adjusted EBITDA may also be adjusted for items that may not reflect the trend of future results by excluding transactions that are not indicative of our operating performance or that arise outside of the ordinary course of our business. The following table presents a reconciliation by reportable segment of adjusted EBITDA to net income (loss), the most directly comparable GAAP financial measure for the three months ended March 31, 2026 (in thousands). Three Months Ended March 31, 2026

32 NON-GAAP RECONCILIATIONS - CONTINUED Three Months Ended March 31, 2026 Net Cash Provided by Operating Activities $ 119,400 Capital Expenditures (73,097) Proceeds from Sales of Assets 9,211 Free Cash Flow $ 55,514 Free cash flow is a non-GAAP financial measure, defined as net cash provided by operating activities plus proceeds from sales of assets and unrestricted cash proceeds from the Merger with Arch Resources, Inc., less capital expenditures and investments in mining-related activities. Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations and non-core asset sales after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand the company's asset base and are expected to generate future cash flows from operations. It is important to note that free cash flow does not represent the residual cash flow available for discretionary expenditures, since other non- discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure. The following table presents a reconciliation of free cash flow to net cash provided by operating activities, the most directly comparable GAAP financial measure for the three months ended March 31, 2026 (in thousands).

33 NON-GAAP RECONCILIATIONS - CONTINUED March 31, 2026 Total Long-Term Debt $ 317,252 Finance Lease Obligations 94,378 Current Portion of Long-Term Debt 43,418 Add: Unamortized Debt Issuance Costs 6,362 Less: Advance Royalty Commitments (11,407) Total Consolidated Indebtedness $ 450,003 Less: Cash on Hand (412,708) Net Debt $ 37,295 Net debt is defined as total consolidated indebtedness minus cash on hand. The following table presents a reconciliation of net debt to the most directly comparable GAAP financial measure for the three months ended March 31, 2026 (in thousands).